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                                                                   Exhibit 23(a)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 2 to S-3 Registration Statement of our report dated January 21, 1999 included in Case Corporation's Form 10-K/A for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.

                                          Arthur Andersen LLP

Milwaukee, Wisconsin
April 19, 1999